                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


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Check the appropriate box:

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                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                            2070 CHAIN BRIDGE ROAD
                                   SUITE 425
                            VIENNA, VIRGINIA  22182
                              __________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 JULY 14, 1997
                              __________________

To the Stockholders of Primus Telecommunications Group, Incorporated:

     The Annual Meeting of Stockholders of Primus Telecommunications Group, Incorporated, a Delaware corporation (the "Company") will be held at 2:00 p.m., local time, on July 14, 1997 at the Ritz-Carlton-- Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia 22102, for the following purposes:

     1.   To elect two directors of the Company;

     2. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 1997;

     3.   To approve the adoption of Company's Employee Stock Purchase Plan;

     4. To approve an amendment to the Company's Stock Option Plan to increase the number of shares reserved for issuance upon exercise of options granted thereunder; and

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of the Common Stock at the close of business on May 16, 1997 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Such stockholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

                              By Order of the Board of Directors

                              K. Paul Singh
                              Chairman of the Board of
                              Directors, President, and Chief
                              Executive Officer

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE, ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.

May 23, 1997

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                            2070 CHAIN BRIDGE ROAD
                                   SUITE 425
                            VIENNA, VIRGINIA  22182

                             ____________________

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                 JULY 14, 1997

                             ____________________

     This Proxy Statement, which is first being mailed to stockholders on approximately May 23, 1997, is furnished in connection with the solicitation by the Board of Directors of Primus Telecommunications Group, Incorporated (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at 2:00 p.m. on July 14, 1997 at the Ritz-Carlton--Tysons Corner, 1700 Tysons Boulevard, McLean, Virginia 22102, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the meeting, the shares of the Company's Common Stock (the "Common Stock") represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares of the Common Stock represented thereby will be voted IN FAVOR OF the election of the nominees for director named below, IN FAVOR OF the ratification of the appointment of Deloitte & Touche LLP as independent auditors, IN FAVOR OF approval of the adoption of Company's Employee Stock Purchase Plan, IN FAVOR OF approval of an amendment to the Company's Stock Option Plan to increase the number of shares reserved for issuance upon exercise of options granted thereunder, and in support of management on such other business as may properly come before the Annual Meeting or any adjournments thereof. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a stockholder cast in person at the Annual Meeting.


                                    VOTING

     Holders of record of the Common Stock on May 16, 1997 will be entitled to vote at the Annual Meeting or any adjournments or postponements thereof. As of that date, there were ___________ shares of Common Stock outstanding and entitled to vote. The presence, in person or represented by proxy, of at least a majority of the shares entitled to vote will constitute a quorum for purposes of the transaction of business. Each share of Common Stock entitles the holder thereof to one vote on the election of each nominee for director and on any other matter that may properly come before the Annual Meeting. Stockholders are not entitled to cumulative voting in the election of directors. Directors are elected by the affirmative vote of a plurality of the votes of the shares entitled to vote, present in person or represented by proxy, and votes may be cast in favor of or withheld from each director nominee. An affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting, and entitled to vote on the subject matter, is required for approval of all other matters presented. Abstentions, votes withheld and broker non-votes are counted in determining whether a quorum is present. Abstentions with respect to any proposal other than the election of directors will have the same effect as votes against the proposal, because approval requires a vote in favor of the proposal by a majority of the votes entitled to be cast by stockholders present in person or by proxy at the Meeting. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted IN FAVOR OF the election of Messrs. Fialkov and Hershberg as directors and IN FAVOR OF Proposals 2, 3, and 4.

     The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy materials to the beneficial owners of the Common Stock.



                             ELECTION OF DIRECTORS
                                 (PROPOSAL 1)

     The Company's Board of Directors is divided into three classes, with staggered three-year terms. Currently, the Board has five members. Unless otherwise specified in the accompanying proxy, the shares voted pursuant thereto will be cast for Herman Fialkov and David E. Hershberg, for terms expiring at the Annual Meeting of Stockholders to be held following fiscal 1999 (the "2000 Annual Meeting"). If, for any reason, at the time of election, any of the nominees named should decline or be unable to accept his or her nomination or election, it is intended that such proxy will be voted in favor of the election, in the nominee's place, of a substituted nominee, who would be recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that any of the nominees will be unable to serve as a director.

     If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted IN FAVOR OF Messrs. Fialkov and Hershberg.

     The following biographical information is furnished as to each nominee for election as a director and each of the current directors:

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
             FOR A THREE YEAR TERM EXPIRING AT 2000 ANNUAL MEETING

     Herman Fialkov became a director of the Company in 1995. He is currently the General Partner of PolyVentures Associates, L.P., a venture capital firm and has been associated with various venture capital firms since 1968. Previously, he was an officer and director of General Instrument Corporation which he joined in 1960 as a result of its acquisition of General Transistor Corporation, a company Mr. Fialkov founded.

     David E. Hershberg became a director of the Company in 1995. Mr. Hershberg is the founder, President and CEO of WorldComm Systems, Inc., a system integrator of satellite earth stations. From 1976 to 1994, Mr. Hershberg was the President and Chief Executive Officer of Satellite Transmission Systems, Inc., a global provider of satellite telecommunications equipment, and became a Group President of California Microwave, Inc., a company that acquired Satellite Transmission Systems, Inc.

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                     TERM EXPIRING AT 1998 ANNUAL MEETING

     John Puente became a director of the Company in 1995. From 1987 to 1995, he was Chairman of the Board and CEO of Orion Network Systems, a satellite telecommunications company. Mr. Puente is currently Chairman of the Board of Telogy Networks, Inc., a privately-held company. Prior to joining Orion, Mr. Puente was Vice Chairman of M/A-Com Inc., now known as Hughes Network Systems, Inc., a diversified telecommunications and manufacturing company, which he joined in 1978 when M/A-Com acquired Digital Communications Corporation, a satellite terminal and packet switching manufacturer of which Mr. Puente was a founder and Chief Executive Officer.


            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                     TERM EXPIRING AT 1999 ANNUAL MEETING

     K. Paul Singh co-founded the Company in 1994 with Mr. DePodesta and serves as its Chairman, President and Chief Executive Officer. From 1991 until he co-founded the Company, he served as the Vice President of Global Product marketing for MCI. Prior to joining MCI. Mr. Singh was the Chairman and Chief Executive Officer of OTI, a provider of private digital communications in over 26 countries which he founded in 1984 and was purchased by MCI in 1991. See "Certain Transactions."

     John F. DePodesta co-founded the Company in 1994 with Mr. Singh, and serves as a director and its Executive Vice President Law and Regulatory Affairs. In addition to his position with the Company, Mr. DePodesta also currently serves as the Senior Vice President, Law and Public Policy for Genesis Health Ventures, Inc. and the Chairman of the Board of Iron Road Railways Incorporated, which he co-founded in 1994. Additionally, since 1994 he has been "of counsel" to the law firm of Pepper, Hamilton & Scheetz LLP, where he was previously a partner since 1979. Before joining Pepper, Hamilton & Scheetz, Mr. DePodesta served as the General Counsel of Consolidated Rail Corporation. See "Certain Transactions."

     There are no family relationships among any of the directors of the Company.


                          COMMITTEES AND MEETINGS OF
                            THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 1996, the Board of Directors held eight meetings and acted by written consent on eight occasions. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and committees of the Board of Directors on which he served.

     During the fiscal year ended December 31, 1996 the Audit Committee, which currently consists of Messrs. Fialkov and Puente held one meeting. The Audit Committee has the authority and responsibility to hire one or more independent public accountants to audit the Company's books, records and financial statements and to review the Company's systems of accounting (including its systems of internal control), to discuss with such independent public accountants the results of such audit and review, to conduct periodic independent reviews of the systems of accounting (including systems of internal control), and to make reports periodically to the Board of Directors with respect to its findings.

     During the fiscal year ended December 31, 1996, the Compensation Committee, which consists of Messrs. Fialkov and Hershberg, did not meet. The Compensation Committee is responsible for fixing the compensation of the Chief Executive Officer and the other executive officers, as well as making recommendations to the Board of Directors with respect to other compensation matters such as those relating to the operation of the Company's Stock Option Plan ("Stock Option Plan") and Director Stock Option Plan ("Director Option Plan") and approving certain aspects of the Company's management bonus plan.

     During the fiscal year ended December 31, 1996, the Nominating Committee, which consists of Messrs. Singh and Puente, did not hold any meetings. The Nominating Committee is responsible for selecting those persons to be nominated to the Company's Board of Directors.

COMPENSATION OF DIRECTORS

     The Company pays each director $500 for each Board meeting and each Committee meeting attended by such director in person. In addition, the Company grants each person who becomes an Eligible Director (as defined in the Director Option Plan) options to purchase 50,715 shares of the Common Stock pursuant to the Company's Director Option Plan. The Company did not grant any such options in fiscal 1996.

EXECUTIVE OFFICERS, DIRECTORS, AND KEY EMPLOYEES

     The executive officers, directors and key employees of the Company are as follows:

             NAME                AGE                     POSITION                     YEAR OF EXPIRATION
             ----                ---                     --------                     OF TERM AS DIRECTOR
                                                                                      -------------------
K. Paul Singh /(1)(2)/........    45  Chairman of the Board of Directors, President,          1999
                                       and Chief Executive Officer

Neil L. Hazard.................   44  Executive Vice President and Chief Financial            N/A
                                       Officer

John F. DePodesta /(1)/........   51  Executive Vice President, Law and Regulatory            1999
                                       Affairs, and Director

George E. Mattos...............   47  Vice President of Operations                            N/A

John Melick....................   37  Vice President of Sales and Marketing                   N/A

Ravi Bhatia....................   48  Chief Operating Officer, Axicorp                        N/A

Yousef Javadi..................   41  President and Chief Operating Officer of                N/A
                                       Primus North America

Herman Fialkov /(1)(3)(4)/.....   74  Director                                                1997

David E.  Hershberg /(1)(3)/.     59  Director                                                1997

John Puente /(1)(2)(4)/........   66  Director                                                1998

Thomas R. Kloster..............   36  Corporate Controller                                    N/A

Sim Thiam Soon.................   43  General Manager of Operations, Axicorp                  N/A

Ali Yazdanpanah................   40  Managing Director, Primus U.K.                         N/A


_______________________
(1)  Background presented above.  See "Election of Directors."
(2)  Member of Nominating Committee.
(3)  Member of Compensation Committee.
(4)  Member of Audit Committee.

     Neil L. Hazard joined the Company in 1996 as its Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Hazard was employed by MCI in several executive positions, most recently as its Director of Corporate Accounting and Financial Reporting, responsible for consolidation of MCI's financial results, external reporting to stockholders and SEC reporting. Mr. Hazard served as acting

Controller of MCI for six months and as Director of Global Product Marketing. Prior to joining MCI in 1991, Mr. Hazard served as the Chief Financial Officer of OTI.

     George E. Mattos joined the Company in 1994 as its Vice-President of Operations. Prior to joining the Company, Mr. Mattos held several positions with MCI for over 10 years, most recently as a Senior Manager responsible for the development of a software monitoring system for customer service, installation, operation and maintenance of MCI's international telecommunications network. Mr. Mattos previously was part of MCI's switching and network intelligence facilities where be was responsible for commencing switched voice service to various countries.

     John Melick joined the Company in 1994 as its Vice President of Sales and Marketing. Prior to joining the Company, he was a Senior Manager with MCI responsible for the day-to-day management of its global product portfolio in Latin American and the Caribbean region. He joined MCI in 1991 at the time of the acquisition of OTI where he managed the development of OTI's service expansion into Mexico and Latin America.

     Ravi Bhatia joined the Company in October 1995 as the Managing Director of Primus Telecommunications Pty., Ltd. (Australia) and in March 1996 became the Chief Operating Officer of Axicorp and as such is responsible for implementing the Company's business strategy in Australia. Mr. Bhatia has over 26 years of international experience in the telecommunications industry, which includes 9 years of employment with MCI in various sales and marketing positions. Most recently, he served as the Director of Sales and Marketing for MCI in the South Pacific Region, based in Sydney.

     Yousef Javadi joined the Company in March 1997 as President and Chief Operating Officer of Primus North America. Prior to joining the Company, Mr. Javadi was Vice President of Business Development at GE Americom (a GE Capital company). Prior to GE from 1991-1995 Mr. Javadi was at MCI, as Director of Global Services. From 1985-1991 he was at OTI as Vice President of Sales and Marketing. Prior to OTI, Mr. Javadi worked at Hughes Network Systems.

     Thomas R. Kloster joined the Company in 1996 as its Corporate Controller. Prior to joining the Company, Mr. Kloster was employed by MCI as Senior Manager of Corporate Accounting and Reporting, responsible for various facets of MCI's consolidation of financial results, external and internal reporting, and accounting for ventures and emerging businesses. Prior to joining MCI in 1994, Mr. Kloster had been employed by Price Waterhouse LLP since 1988, most recently serving as a Senior Manager.

     Sim Thiam Soon joined the Company in 1996 as General Manager of Operations of Axicorp. Mr. Sim cofounded Axicorp in 1993 and served as its General Manager of Operations until joining the Company. Prior to co-founding Axicorp, Mr. Sim had been a Manager with Paxus Australia since 1990.

     Ali Yazdanpanah joined the Company in 1994 as Managing Director of Primus U.K. Prior to joining the Company, Mr. Yazdanpanah served as Controller of OTI and later was an independent telecommunications consultant. Prior to OTI, Mr. Yazdanpanah was with Coopers and Lybrand in their London office. He has a degree in Economics from Kingston University in London and is both a Chartered Accountant and a Certified Public Accountant.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Reporting Persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities of the Company. Reporting Persons are additionally required to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations of Reporting Persons that no other reports were required with respect to fiscal 1996, all
Section 16(a) filing requirements applicable to the Reporting Persons were complied with, except that Mr. Singh inadvertently filed one report, relating to one transaction, 60 days late, and Mr. Mattos, and Mr. Melick each inadvertently filed one report, each relating to one transaction, 120 days late.



                            EXECUTIVE COMPENSATION

                       REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has furnished the following report on executive compensation:

GENERAL

     During 1996, the compensation of the executive officers was administered and determined directly by the Board of Directors. Effective with the completion of the Company's initial public offering in November 1996, the Company established a Compensation Committee of the Board which is comprised of Mr. Fialkov and Mr. Hershberg, two non-employee directors, and that will hereafter administer the Company's executive compensation programs and policies. The Company's executive compensation programs are designed to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating the business strategies and long-range plans of the Company.

     The following is the Board of Directors' report addressing the compensation of the Company's executive officers for fiscal 1996.

COMPENSATION POLICY AND PHILOSOPHY

     The Company's executive compensation policy (i) is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long term growth objectives and its ability to attract and retain qualified executive officers, and (ii) is based on the belief that the interests of the executives should be closely aligned with the Company's stockholders. The Board attempts to achieve these goals by integrating competitive annual base salaries with (i) annual incentive bonuses based on corporate performance and on the achievement of specified performance objectives set forth in the Company's financial plan for such fiscal year and (ii) stock options through the Company's Stock Option Plan. In support of this philosophy, a meaningful portion of each executive's compensation is placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value for the Company's stockholders from both the short-term and long-term perspectives. The Board believes that cash compensation in the form of salary and performance-based incentive bonuses provides company executives with short term rewards for success in operations, and that long term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in the long term performance and success of the Company. The Board considers all elements of compensation and the compensation policy when determining individual components of pay.

     The Board believes that leadership and motivation of the Company's employees are critical to achieving the objectives of Company. The Board is responsible for ensuring that its executive officers are compensated in a way that furthers the Company's business strategies and which aligns their interests with those of the stockholders. To support this philosophy, the following principles provide a framework for executive compensation: (i) offer compensation opportunities that attract the best talent to the Company; (ii) motivate individuals to perform at their highest levels; (iii) reward outstanding achievement; (iv) retain those with leadership abilities and skills necessary for building long-term stockholder value; (v) maintain a significant portion of executives' total compensation at risk, tied to both the annual and long-term financial performance of the Company and the creation of incremental stockholder value; and (vi) encourage executives to manage from the perspective of owners with an equity stake in the Company.

EXECUTIVE COMPENSATION COMPONENTS

     As discussed below, the Company's executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

     Base Salary. For fiscal 1996, the Board approved the base salaries of the executive officers based on (i) salaries paid to executive officers with comparable responsibilities employed by companies with comparable businesses,
(ii) performance and accomplishment of the Company in fiscal 1995, which is the most important factor, and (iii) individual performance reviews for fiscal 1995 for most executive officers. The Board reviews executive officer salaries annually and exercises its judgment based on all the factors described above in making its subject to the terms of such officer's employment agreement. No specific formula is applied to determine the weight of each criteria.

     Annual Incentive Bonuses. Annual incentive bonuses for the Chief Executive Officer and the other Named Executive Officers are based upon the following criteria: (i) the Company's financial performance for the current fiscal year,
(ii) the furthering of the Company's strategic position in the marketplace; and
(iii) individual merit.

     Long Term Incentive Compensation. Stock options encourage and reward effective management which results in long-term corporate financial success, as measured by stock price appreciation. The number of options granted during fiscal 1996 to each executive officer or employee was based primarily on the executive's or employee's ability to influence the Company's long term growth and profitability. The Board believes that option grants afford a desirable long term compensation method because they closely ally the interests of management with stockholder value and that grants of stock options are the best way to motivate executive officers to improve long-term stock market performance. The vesting provisions of options granted under the Company's Stock Option Plan are designed to encourage longevity of employment with the Company and generally extend over a three-year period.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Board believes that K. Paul Singh, the Company's Chief Executive Officer, provides valuable services to the Company and that his compensation should therefore be competitive with that paid to executives at comparable companies. In addition, the Board believes that an important portion of his compensation should be based on Company performance. Mr. Singh's annual base salary for fiscal 1996 was $185,000. The factors which the Board considered in setting his annual base salary were his individual performance and pay practices of peer companies relating to executives of similar responsibility. The annual incentive bonus paid to Mr. Singh for fiscal 1996 was $100,000. Such bonus was paid to Mr. Singh for his performance and role in implementing the Company's strategy relating to acquisitions, financing and operations, including overseeing the implementation of the Company's network.

INTERNAL REVENUE CODE SECTION 162

     Under Section 162 of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Board to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its stockholders.

                              THE BOARD OF DIRECTORS
                              John F. DePodesta
                              Herman Fialkov
                              David E. Hershberg
                              John Puente
                              K. Paul Singh



                          SUMMARY COMPENSATION TABLE

     The following table sets forth, for the fiscal years ended December 31, 1996 and 1995 certain compensation information with respect to the Company's Chief Executive Officer and the other Company officers named therein.

                                                            ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                                  -----------------------------------     ----------------------------------
                                                                                                 AWARDS       PAYOUTS
                                                                                          ----------------------------------
                                                                                                               Securities
                                                                             Other                                Under-
                                                                             Annual        Restricted             lying
                                                                             Compen-           Stock              Options/
                                        Year      Salary         Bonus        sation         Award(s)              SARs
Name and Principal Position                         ($)           ($)          ($)              ($)                (#)
(a)                                      (b)        (c)           (d)          (e)              (f)                (g)
---------------------------           ------      --------       -------     ---------     ------------        ------------
K. Paul Singh -- Chairman               1996      185,000        100,000      --             --                  338,100
of the Board of                         1995      185,000/(1)/     --         --             --                     --
Directors, President and
Chief Executive Officer

Neil L. Hazard --                       1996      118,461         60,000      --             --                  304,290
 Executive Vice President               1995        --              --        --             --                     --
 and Chief Financial
 Officer

Ravi Bhatia -- Chief                    1996       96,740         30,000      --             --                   33,810
 Operating Officer --
 Axicorp Pty., Ltd.                     1995       21,580           --        --             --                   67,620

George E. Mattos -- Vice                1996       89,615         25,000      --             --                     --
 President of Operations                1995       79,808         15,000      --             --                  111,573

John Melick -- Vice                     1996      101,538         10,000      --             --                     --
 President of Sales and Marketing       1995       90,000           --        --             --                  114,954

                                      LONG-TERM COMPENSATION
                                   ---------------------------------
                                       AWARDS        PAYOUTS
                                   ---------------------------------
                                                        All Other
                                        LTIP             Compen
                                        Payouts         -sation
Name and Principal Position              ($)              ($)
(a)                                      (h)              (i)
---------------------------           ---------        ------------
K. Paul Singh -- Chairman                --                --
of the Board of                          --                --
Directors, President and
Chief Executive Officer

Neil L. Hazard --                        --                --
 Executive Vice President                --                --
 and Chief Financial
 Officer

Ravi Bhatia -- Chief                     --                --
 Operating Officer --
 Axicorp Pty., Ltd.                      --

George E. Mattos -- Vice                 --                --
 President of Operations                 --                --

John Melick -- Vice                      --                --
 President of Sales and Marketing        --                --

_______________________________
(1) Of this amount, payment of $77,200 was deferred and subsequently paid on July 31, 1996.

     STOCK OPTIONS GRANTED TO CERTAIN EXECUTIVE OFFICERS DURING LAST FISCAL YEAR

          Under the Stock Option Plan, options to purchase Common Stock are available for grant to selected employees of the Company. Options are also available for grant to eligible directors under the Company's Director Stock Option Plan. The following table sets forth certain information regarding options for the purchase of Common Stock that were awarded to the Company's Chief Executive Officer and the other named Company officers during fiscal 1996.


             OPTION GRANTS IN FISCAL YEAR ENDED DECEMBER 31, 1996

                                               Individual Grants
-----------------------------------------------------------------------------------------------------

                                                        Percent of
                                       Number of          Total
                                       Securities        Options/
                                       Underlying      SARs Granted       Exercise of
                                       Options/SARs     to Employees       Base Price   Expiration
Name                                   Granted (#)     in Fiscal Year        ($/Sh)         Date
(a)                                        (b)              (c)               (d)            (e)
---------------------------------     -------------    --------------      ----------   ------------
K. Paul Singh -- Chairman of the         338,100            37%              $3.55         4/18/2001
Board of Directors, President and
Chief Executive Officer

Neil L. Hazard --  Executive Vice        304,290            33%              $2.96         1/05/2001
President and Chief Financial
Officer

Ravi Bhatia -- Chief Operating            33,810           3.7%              $3.55         4/18/2001
Officer -- Axicorp Pty., Ltd.

George E. Mattos -- Vice                    --              --                 --              --
President of Operations

John Melick -- Vice President of            --              --                 --              --
Sales and Marketing

                                           Potential Realizable          Alternative to
                                             Value at Assumed             (f) and (g)
                                           Annual Rate of Stock            Grant Date
                                          Price Appreciation for             Value
                                                Option Term
                                      --------------------------------     ----------------
                                                                             Grant Date
Name                                     5% ($)            10% ($)         Present Value $
 (a)                                       (f)                (g)                (h)
---------------------------           --------------      ------------     ----------------
K. Paul Singh -- Chairman of the         331,608             732,768              --
Board of Directors, President and
Chief Executive Officer

Neil L. Hazard --  Executive Vice        248,846             549,885              --
President and Chief Financial
Officer

Ravi Bhatia -- Chief Operating            33,161             73,277               --
Officer -- Axicorp Pty., Ltd.

George E. Mattos -- Vice                    --                --                  --
President of Operations

John Melick -- Vice President of            --                --                  --
Sales and Marketing


  There were no options exercised in the fiscal year ended December 31, 1996.

STOCK PRICE PERFORMANCE GRAPH

     The graph below compares the Company's cumulative total stockholder return on the Common Stock for the period from the date the Company's Common Stock commenced trading on the Nasdaq National Market System (November 7, 1996) through December 31, 1996, with the cumulative total return of the Standard & Poor's Midcap 400 Index and the Standard & Poor's Telecommunications (Long Distance) Index. The comparison assumes $100 was invested on November 7, 1996 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

COMPANY/INDEX                                                  NOV-7-96      NOV-29-96    DEC-31-96
Primus Telecommunications Group, Incorporated                   100.00       100.00       115.91

Standard & Poor's Midcap 400 Index                              100.00       102.68       102.79

Standard & Poor's Telecommunications (Long Distance) Index      100.00       106.11       114.99

EMPLOYMENT AGREEMENT

     The Company has entered into an employment agreement with Mr. Singh (the "Singh Agreement"). The Singh Agreement is a five-year contract, with a term beginning on June 1, 1994 and continuing until May 30, 1999, and from year to year thereafter unless terminated. Under the terms of the Singh Agreement, Mr. Singh is required to devote his full time efforts to the Company as Chairman of the Board, President and CEO. The Company is required to compensate Mr. Singh at an annual rate of $250,000 effective January 1, 1997 (which amount is reviewed annually by the Board of Directors and is subject to increase at their discretion). Mr. Singh, however, agreed to defer payment of his base salary from June 1, 1994 through May 31, 1995, which was subsequently paid to him on July 31, 1996. The Company is also obligated to (i) allow Mr. Singh to participate in any bonus or incentive compensation plan approved for senior management of the Company, (ii) provide life insurance in an amount equal to three times Mr. Singh's base salary and disability insurance which provides monthly payments in an amount equal to one-twelfth of his then applicable base salary, (iii) provide medical insurance and (iv) pay up to $2,500 annually for Mr. Singh's personal tax and financial planning services.

     The Company may terminate the Singh Agreement at any time in the event of his disability or for cause, each as defined in the Singh Agreement. Mr. Singh may resign from the Company at any time without penalty (other than the non-competition obligations discussed below). If the Company terminates the Singh Agreement for disability or cause, the Company will have no further obligations to Mr. Singh. If, however, the Company terminates the Singh Agreement other than for disability or cause, the Company will have the following obligations:
(i) if the termination is after May 30, 1999, the Company must pay Mr. Singh one-twelfth of his then applicable base salary as severance pay; and (ii) if the termination is before June 1, 1999, the Company must pay to Mr. Singh, as they become due, all amounts otherwise payable if he had remained employed by the Company until June 1, 1999. If Mr. Singh resigns, he may not directly or indirectly compete with the Company's business until six months after his resignation. If the Company terminates Mr. Singh's employment for any reason, Mr. Singh may not directly or indirectly compete with the Company's business until six months after the final payment of any amounts owed to him under the Singh Agreement become due.



                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of March 31, 1997, except as otherwise noted, with respect to the beneficial ownership of shares of the Common Stock by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, by each director or nominee for director, by each of the officers named on the Summary Compensation Table, and by all directors and executive officers as a group. Unless otherwise indicated, each person has sole voting power and sole investment power.

                                                                   AMOUNT AND NATURE OF            PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER /(1)/                      BENEFICIAL  OWNERSHIP/(2)/         OF CLASS
------------------------------------------                      --------------------------        ----------
K. Paul Singh                                                         4,497,730/(3)/                 25.1%

Quantum Industrial Partners LDC                                         652,050/(4)/                  3.6%
c/o Curacao Corporation Company N.V.
Kaya Flamboyan 9
Willemstad, Curacao
Netherlands Antilles

S-C Phoenix Holdings, L.L.C.                                            391,230/(5)/                  2.2%
c/o The Chatterjee Group
888 Seventh Avenue
New York, New York  10106

Winston Partners II LLC                                                  81,506/(6)/                    *
c/o Chatterjee Advisors LLC
c/o The Chatterjee Group
888 Seventh Avenue
New York, New York  10106

Winston Partners II LDC                                                 179,313/(7)/                  1.0%
c/o Curacao Corporation Company N.V.
Kaya Flamboyan 9
Willemstad, Curacao
Netherlands Antilles

John F. DePodesta                                                       319,690/(8)/                  1.8%

Herman Fialkov                                                           50,175/(9)/                    *

David E. Hershberg                                                      42,262/(10)/                    *

John Puente                                                            152,855/(11)/                    *

Neil L. Hazard                                                         103,430/(12)/                    *

Ravi Bhatia                                                             36,309/(13)/                    *

George E. Mattos                                                        97,920/(14)/                    *

John Melick                                                             99,674/(15)/                    *

All executive officers and directors as a group (10 people)          6,706,683/(16)/                 28.7%

_________________
*    Less than 1% of the outstanding Common Stock.
(1) Except as otherwise indicated, the address of each person named in the table is: c/o Primus Telecommunications Group, Incorporated, 2070 Chain Bridge Road, Suite 425, Vienna, Virginia, 22182.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting or investment power with respect to the shares beneficially owned. Shares of Common Stock subject to options or warrants currently exercisable or exercisable on or prior to May 30, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.
(3) Includes 377,786 shares of Common Stock owned by Mr. Singh's spouse and children. Also includes 396,828 shares of Common Stock held of record by a series of revocable trusts of which Mr. Singh is the trustee and pursuant to which Mr. Singh has sole voting power and shared dispositive power.
     Also includes 112,700 shares of Common Stock issuable upon the exercise of options granted to Mr. Singh and exercisable on or prior to May 30, 1997.
(4) Based on a Schedule 13D dated January 1, 1997, Quantum Industrial Partners LDC ("Quantum Industrial") has reported that it may be deemed to be the beneficial owner of 652,050 shares of Common Stock. QIH Management Investor, L.P., the sole general partner of which is QIH Management, Inc. ("QIH Management"), is vested with investment discretion with respect to portfolio assets held for the account of Quantum Industrial. Mr. George Soros, the sole shareholder of QIH Management, has entered into an agreement with Soros Fund Management LLC, a Delaware limited liability company ("SFM LLC"), pursuant to which Mr. Soros has, among other things, agreed to use his best efforts to cause QIH Management to act at the direction of SFM LLC (the "QIP Contract"). Mr. Soros is Chairman of SFM LLC and as a result of such position and the QIP Contract, may be deemed to be the beneficial owner of shares of Common Stock held for the account of Quantum Industrial. Mr. Stanley F. Druckenmiller, the Lead Portfolio Manager of SFM LLC, by virtue of such position and the QIP Contract, also may be deemed to be the beneficial owner of the shares of Common Stock held for the account of Quantum Industrial. Dr. Purnendu Chatterjee may be deemed to be the beneficial owner of the shares of Common Stock held for the account of Quantum Industrial by virtue of his position as a sub-investment manager to Quantum Industrial with respect to its shares of Common Stock.
(5) Based on a Schedule 13D dated January 1, 1997, S-C Phoenix Holdings, L.L.C. ("Phoenix Holdings") has reported that it may be deemed to be the beneficial owner of 391,230 shares of Common Stock. According to the
     Schedule 13D, George Soros and Winston Partners, L.P. are the managing members of Phoenix Holdings with respect to its investment in the shares of Common Stock, and as a result of their ability to exercise investment discretion, each may be deemed to be a beneficial owner of the shares of Common Stock. Dr. Chatterjee, who is the sole general partner of Chatterjee Fund Management ("CFM"), and CFM, which is the sole general partner of Winston Partners, L.P., each may be deemed to have beneficial ownership in the shares of Common Stock held by Phoenix Holdings.
(6) Based on a Schedule 13D dated January 1, 1997, Winston Partners II LLC ("Winston LLC") has reported that it may be deemed to be the beneficial owner of 81,506 shares of Common Stock. According to the Schedule 13D, Chatterjee Management Company ("Chatterjee Management"), an entity over which Dr. Chatterjee may be deemed to have sole and ultimate control, has investment discretion over the shares of Common Stock held by Winston LLC, and as such may be deemed to have beneficial ownership over such shares.
     In addition, Chatterjee Advisors LLC ("Chatterjee Advisors"), which also may be deemed under the management and control of Dr. Chatterjee, as manager of Winston LLC and by reason of its ability to terminate the contract between Winston LLC and Chatterjee Management may be deemed to be the beneficial owner of the shares of Common Stock held by Winston LLC.
(7) Based on a Schedule 13D dated January 1, 1997, Winston Partners II LDC ("Winston LDC") has reported that it may be deemed to be the beneficial owner of 179,313 shares of Common Stock. According to the Schedule 13D, Chatterjee Management has investment discretion over the shares of Common Stock held by Winston LDC, and as such may be deemed to have beneficial ownership over such shares. In addition, Chatterjee Advisors, as manager of Winston LDC and by reason of its ability to terminate the contract between Winston LDC and Chatterjee Management, may be deemed to be the beneficial owner of the shares of Common Stock held by Winston LDC.
(8) Includes 101,430 shares of Common Stock issuable upon the exercise of options granted to Mr. DePodesta and exercisable on or prior to May 30, 1997.
(9) Includes 33,810 shares of Common Stock issuable upon the exercise of options granted to Mr. Fialkov and exercisable on or prior to May 30, 1997.
(10) Includes 33,810 shares of Common Stock issuable upon the exercise of options granted to Mr. Hershberg and exercisable on or prior to May 30, 1997 and 8,453 shares of Common Stock owned by a partnership of which Mr. Hershberg is a general partner.
(11) Includes 33,810 shares of Common Stock issuable upon the exercise of options granted to Mr. Puente and exercisable on or prior to May 30, 1997.
(12) Includes 101,430 shares of Common Stock issuable upon the exercise of options granted to Mr. Hazard and exercisable on or prior to May 30, 1997.
(13) Includes 33,810 shares of Common Stock issuable upon the exercise of options granted to Mr. Bhatia and exercisable on or prior to May 30, 1997.
(14) Includes 96,920 shares of Common Stock issuable upon the exercise of options granted to Mr. Mattos and exercisable on or prior to May 30, 1997.
(15) Includes 99,174 shares of Common Stock issuable upon the exercise of options granted to Mr. Melick and exercisable on or prior to May 30, 1997.
(16) Includes 646,896 shares of Common Stock issuable upon the exercise of options granted to directors and executive officers and exercisable on or prior to May 30, 1997.

                             CERTAIN TRANSACTIONS

PRIVATE EQUITY SALE

     In July 1996, Primus completed the sale of 965,999 shares of Common Stock to the (i) Quantum Industrial Partners LDC, the principal operating subsidiary of Quantum Industrial Holdings Ltd., an investment fund advised by Soros Fund Management, a private investment firm owned by Mr. George Soros, (ii) Winston Partners II LDC, the principal operating subsidiary of Winston Partners II Offshore Ltd., an investment fund advised by Chatterjee Management Company, a private entity owned by Dr. Purnendu Chatterjee, (iii) Winston Partners II LLC, an investment fund advised by Chatterjee Management Company and (iv) S-C Phoenix Holdings, L.L.C., an investment vehicle owned by affiliates of Mr. Soros and Dr. Chatterjee (collectively, the "Soros/Chatterjee Group"), for an aggregate purchase price of approximately $8.0 million. The Soros/Chatterjee Group also purchased, for an additional $8.0 million, the Soros/Chatterjee Warrants which afford the Soros/Chatterjee Group the right to receive, upon exercise, an indeterminate number of shares of Common Stock with a fair market value of $10.0 million as of the date of exercise, plus up to 627,899 additional shares of Common Stock. Except for 338,100 shares which are currently exercisable, the Soros/Chatterjee Warrants are exercisable on or after July 31, 1997 and until July 31, 1999. The Soros/Chatterjee Warrants are entitled to certain customary antidilution protection in the event of stock splits, stock dividends, reorganizations and other similar events.

     The Soros/Chatterjee Group was granted registration rights pursuant to a registration rights agreement with the Company (the "Registration Rights Agreement"). Under the Registration Rights Agreement, the Soros/Chatterjee Group is entitled to demand registration of its shares after July 31, 1998, a maximum of three times, the third demand being available only if the Soros/Chatterjee Group has not registered 80% of its shares of Common Stock after the first demand registration. The Company is not required to effect any demand registration within 180 days after the effective date of a previous demand registration and may postpone, on one occasion in any 365-day period the filing or effectiveness of a registration statement for a demand registration for up to 120 days under certain circumstances, including pending material transactions or the filing by the Company of a registration statement relating to the sale of shares for its own account. The Soros/Chatterjee Group is also entitled to unlimited piggyback registrations. Such rights with respect to this Offering have been waived. All such registrations would be at the Company's expense, exclusive of underwriting discounts and commissions, and legal fees (up to $25,000 for each such offering) incurred by the holders of the registrable securities. The Company and the Soros/Chatterjee Group have entered into customary indemnification and contribution provisions.

     Additionally, members of the Soros/Chatterjee Group are entitled to tagalong rights to participate with Mr. Singh and members of his family in sales of capital stock on the same terms and conditions as Mr. Singh and members of his family. The Soros/Chatterjee Group shares are also subject to drag along rights in the event holders of a majority of the Common Stock decide to sell 80% or more of the outstanding capital stock of the Company. The Securityholders Agreement provides that members of the Soros/Chatterjee Group will not transfer shares of Common Stock to a company, or any affiliate, that competes with the Company to a material extent in the provision of telecommunications services in the United States, Australia, the United Kingdom, France, Germany, Mexico, Canada, Italy or Hong Kong.

TELEGLOBE

     The Company entered into an agreement on January 12, 1996 with Teleglobe, pursuant to which Teleglobe purchased 410,808 shares of Common Stock for a total of $1,458,060. The equity investment was consummated in February 1996 as was a loan by Teleglobe of $2.0 million to the Company. The loan, which bears interest at 6.9% per annum (payable quarterly) and matures on February 9, 1998, is secured by all the assets of the Company, comprised principally of the stock of the subsidiaries (65% of the stock of foreign subsidiaries was pledged). Related to the Teleglobe investments. the Company and a number of its subsidiaries have entered into trading agreements with Teleglobe with respect to their respective service offerings. The parties have also agreed to cooperate in an effort to maximize efficiencies with respect to network facilities.

     As part of the transaction, Teleglobe, the Company and Mr. Singh are part), to a stockholders' agreement (the "Teleglobe Agreement") providing Teleglobe the same consent, preemptive and registration rights as may be granted in the future to other stockholders of an equal or lesser percentage ownership in the Company, and participation and tag-along rights whereby Teleglobe is entitled to sell its shares of Common Stock when certain other stockholders sell or when the Company issues equity securities that would result in a change of control of the Company. The Teleglobe Agreement also obligates Teleglobe to sell its shares if certain other stockholders sell and specified conditions are met, and grants the Company a right of first refusal upon a sale of the Teleglobe-owned Common Stock to any competitor of the Company, Teleglobe waived any preemptive rights and registration rights that arose as a result of the Private Equity Sale.


NSI PRIVATE PLACEMENTS

     In 1995 and 1996, the Company engaged Northeast Securities, Inc. ("NSI") to serve as the placement agent for two private placements of the Company's Common Stock. Mr. Andrew B. Krieger, a former director of Primus, served as a broker-dealer in the private placements through an affiliation with NSI. In connection with these offerings, the Company paid Mr. Krieger cash commissions aggregating approximately $1,007,000. The Company also retained Krieger Associates, of which Mr. Krieger is the President and Chief Executive Officer, to perform certain financial and other consulting services and paid a total of approximately $102,828 for the performance of such services during 1995 and 1996. In addition, in connection with these private placements, the Company issued a total of 193,718 shares of Common Stock to Krieger Associates and Mr. Krieger, and at the direction of Mr. Krieger issued a total of 74,003 shares of Common Stock to other individuals associated with the transaction. The Company also issued, in connection with these private placements, a total of 245,555 shares of Common Stock to NSI and certain of its employees associated with the transactions.


LOAN FROM CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     In connection with the initial organization of the Company, K. Paul Singh, the Company's Chairman of the Board and Chief Executive Officer, loaned the Company approximately $320,000, accruing interest at a variable rate tied to the prime rate. On March 31, 1995, the Company and Mr. Singh converted all then outstanding principal and interest due ($350,000) into 555,559 shares of Common Stock, at a price per share of $0.63, which shares were issued on such date.


MANAGEMENT FEES

     Prior to the Company's acquisition of Axicorp Pty., Ltd. ("Axicorp"), Axicorp paid a management fee based on a percentage of revenue to a company owned primarily by certain officers of the Company, including Paul Keenan, Sim Thiam Soon and Peter Slaney. Mr. Keenan and Mr. Slaney are no longer employed by the

Company. Total management fees for the nine month period ended March 31, 1995, and the twelve month period ended March 31, 1996 were $616,000 and $426,000, respectively.


LEGAL SERVICES

     From time to time, the Company has retained the law firm of Pepper, Hamilton & Scheetz LLP, of which John F. DePodesta, a director and an Executive Vice President of the Company, is "of counsel," to perform legal services for it and has paid such firm fees totaling $571,888 in 1996.


                                RATIFICATION OF
                            APPOINTMENT OF AUDITORS
                                  (PROPOSAL 2)

     The Board of Directors has selected Deloitte & Touche LLP ("Deloitte & Touche"), independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997 and recommends that the stockholders ratify such selection. This appointment will be submitted to the stockholders for ratification at the Annual Meeting.

     The submission of the appointment of Deloitte & Touche is not required by law or by the By-laws of the Company. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Board of Directors. If Deloitte & Touche shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent public accountants.

     A representative of Deloitte & Touche is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2 TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted IN FAVOR OF Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 1997.


                            APPROVAL OF ADOPTION OF
                          EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

     At the 1997 Annual Meeting, the stockholders will be asked to approve the adoption of the Company's Employee Stock Purchase Plan (the "ESP Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. On March 21, 1997, the Board adopted, subject to stockholder approval as described herein, the ESP Plan. The ESP Plan is briefly summarized below, but these descriptions are subject to and qualified in their entirety by the full text of the ESP Plan, which is attached as Appendix A to this Proxy Statement.

     The ESP Plan is an employee stock purchase plan under Internal Revenue Code
Section 423. The ESP Plan allows employees to purchase the Company's Common Stock from the Company at a discount, without being subject to tax until they sell the stock, and without having to pay any brokerage commissions with respect to the purchases. The effective date of the ESP Plan is July 1, 1997. The purpose of the ESP is to encourage and facilitate the purchase of Common Stock by employees of the Company and any subsidiaries approved by the Board of Directors (collectively, the "Participating Companies"), thereby providing employees of the Company and Participating Companies with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. The ESP Plan is administered by the Board of Directors or by a committee appointed by the Board of Directors.

SUMMARY OF THE ESP PLAN

     The Company established the ESP Plan for its employees on March 21, 1997. The ESP Plan provides employees with the right to purchase shares of Common Stock through payroll deduction. A total of 2,000,000 shares of Common Stock are available for purchase under the Plan, subject to adjustment in the number and price of shares of Common Stock available for purchase in the event the outstanding shares of Common Stock are increased or decreased through stock dividends, recapitalizations, reorganizations or similar changes. The Plan is to be administered by the Board, which may delegate responsibility for such administration to a committee of the Board (the "Committee"). Subject to the terms of the Plan, the Board or the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan.

     An employee of the Company or a Participating Company is eligible to participate in the Plan if the employee, as of the last day of the month immediately preceding the effective date of an election to purchase shares of Common Stock pursuant to the Plan: (1) has been employed on a full-time basis for at least six consecutive months; or (2) has been employed on a part-time basis for at least 24 consecutive months. An employee is considered to be a part-time employee if the employee is scheduled to work at least 20 hours per week. Notwithstanding the foregoing, any employee who, after purchasing Common Stock under the Plan, would own five percent or more of the total combined voting power or value of all classes of stock of the Company or any parent corporation or subsidiary corporation thereof is not eligible to participate. Ownership of stock is determined in accordance with the provisions of Section 424(d) of the Internal Revenue Code.

     Eligible employees may elect to participate in the Plan during an Offering which starts on the first day of each month beginning on or after adoption of the Plan by the Board ("Offering Commencement Date") and ends on the last day of each month ("Offering Termination Date"). Shares will be deemed to have been purchased on the Offering Termination Date. The purchase price per share offered under the Plan will be 85 percent of the lesser of: (1) the fair market value per share on the Offering Commencement Date, or if such date is not a trading day, then on the next trading day thereafter; or (2) the fair market value per share on the Offering Termination Date, or if such date is not a trading day, then on the next trading day thereafter.

     An eligible employee who wishes to participate in the Plan shall file an election form with the Board or Committee at least 15 days before the Offering Commencement Date for the first Offering for which such election form is effective, on which he may elect to have payroll deductions made from his compensation on each regular payday during the time he is a participant in the Plan. All payroll deductions shall be credited to the participant's account under the Plan. A participant who is on an approved leave of absence may authorize continuing payroll deductions.

     If the total number of shares of Common Stock for which purchase rights are exercised on any Offering Termination Date exceeds the maximum number of shares of Common Stock available, the Board or Committee shall make a pro rata allocation of shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied account balances shall be returned to participants as soon as practicable following the Offering Termination Date.

     A participant may discontinue his participation in the Plan at any time, but no other change can be made during an Offering, including, but not limited to, changes in the amount of payroll deductions for such Offering. A participant may change the amount of payroll deductions for subsequent Offerings by giving written notice of such change to the Board or Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

     A participant may elect to withdraw the balance credited to the participant's account by providing a termination form to the Board or the Committee at any time before the Offering Termination Date applicable to any Offering. A participant may withdraw all, but not less than all, of the amounts credited to the participant's account. All amounts credited to such participant's account shall be paid as soon as practicable following the Committee's receipt of the participant's termination form, and no further payroll deductions will be made with respect to the participant. A participant who elects to withdraw from an Offering shall be deemed to have elected not to participate in each of the four succeeding Offerings following the date on which the participant gives a termination form to the Committee.

     Upon termination of a participant's employment for any reason other than death, including termination due to disability or continuation of a leave of absence beyond 90 days, all amounts credited to such participant's account shall be returned to the participant. In the event of a participant's (1) termination of employment due to death or (2) death after termination of employment but before the participant's account has been returned, all amounts credited to such participant's account shall be returned to the participant's successor-in-interest. A participant who is on an approved leave of absence shall remain eligible to participate in the Plan until the end of the first Offering ending after commencement of such approved leave of absence. A participant who has been on an approved leave of absence for more than 90 days shall not be eligible to participate in any Offering that begins on or after the commencement of such approved leave of absence so long as such leave of absence continues.

     All funds held or received by the Company under this Plan may be used for any corporate purpose until applied to the purchase of shares of Common Stock or refunded to employees and shall not be segregated from the general assets of the Company. Shares of Common Stock purchased under the Plan will be issued from the Company's treasury stock or from the Company's authorized but unissued shares. The Participating Companies shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan.

     An employee's rights under the Plan belong to the employee alone and may not be transferred or assigned to any other person during the employee's lifetime. After the shares of Common Stock have been issued under the Plan, such shares may be assigned or transferred the same as any other shares.

     The Plan is not qualified under Section 401(a) of the Internal Revenue Code. The Company generally will not be entitled to a deduction with respect to stock purchased under the Plan, unless the stock is disposed of less than one year after the Common Stock is purchased by the employee, or less than two years after each Offering Commencement Date.

     Generally, no tax consequences arise at the time the participant purchases shares of Common Stock. If a participant does not dispose of shares of Common Stock purchased under the Plan for at least one year after the date of purchase and at least two years after the grant of the purchase right, he will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the 15% discount originally allowed, or (b) the excess over the purchase price of (i) the amount actually received for the shares if sold or exchanged or (ii) the fair market value of the shares on the date of any other termination of his ownership (such as by gift). The amount of such ordinary income is then added to the participant's basis in his shares for purposes of determining capital gain or loss.

     If a participant disposes of shares of Common Stock purchased under the Plan less than one year after the date of purchase, or more than one year after the date of purchase but within two years after the grant of the purchase right, he will be deemed to have received compensation taxable as ordinary income in the amount of the difference between the amount paid for the shares and the value of the shares at the time of purchase. If the shares are sold or exchanged, the amount of such ordinary income is added to the participant's basis in his shares for purposes of determining capital gain or loss. If a participant dies before disposing of the shares purchased under the Plan, he will be deemed to have realized compensation income taxable as ordinary income in the taxable year closing with his death in an amount equal to the lesser of clauses (a) and (b)(ii) as set forth in the immediately preceding paragraph. He is deemed not to have realized any capital gain or loss because of death.

     The Board or the Committee shall have the right to amend, modify or terminate the Plan at any time without notice, provided that no employee's then existing rights are adversely affected without his or her consent, and provided further, that upon any amendment of the Plan, stockholder approval will be obtained if required by law.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3 TO APPROVE THE ADOPTION OF COMPANY'S EMPLOYEE STOCK PURCHASE PLAN. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted IN FAVOR OF the adoption of the Employee Stock Purchase Plan.


                        APPROVAL OF AMENDED AND RESTATED
                               STOCK OPTION PLAN
                                  (PROPOSAL 4)

     At the 1997 Annual Meeting, the stockholders will be asked to approve the amended and restated Primus Telecommunications Group, Incorporated Stock Option Plan (the "Restated Stock Option Plan"). Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock present or represented and entitled to vote at the 1997 Annual Meeting. On March 21, 1997, the Board adopted the Restated Stock Option Plan, subject to stockholder approval as described herein, increasing the number of shares of Common Stock available for issuance upon the exercise of options granted under the Stock Option Plan from 1,690,500 to 3,690,500. The terms of the Restated Stock Option Plan and information regarding options granted thereunder is summarized below, but these descriptions are subject to and are qualified in their entirety by the full text of the Restated Stock Option Plan, which is attached as Appendix B to this Proxy Statement.

     The Restated Stock Option Plan has been amended to increase the number of shares of Common Stock available for option grants which can serve as an incentive and to encourage stock ownership by selected employees and consultants of the Company. At March 31, 1997, options to purchase 1,610,051 shares of

Common Stock were granted under the Stock Option Plan, leaving a balance of 80,449 additional shares of Common Stock which could be subject to options granted under the Stock Option Plan. The Board believes that increasing the number of stock options available for grant under the Restated Stock Option Plan to 3,690,500 (leaving options to purchase 2,080,449 shares of Common Stock available for future grants) is advisable because such awards promote interest in the welfare of the Company by allowing such persons to share in the success of the Company and encouraging them to remain in the service of the Company. It also gives the Company a means to attract qualified new employees and consultants.

SUMMARY OF THE STOCK OPTION PLAN

     The Company established the Stock Option Plan for its employees and consultants on January 2, 1995. The Stock Option Plan provides for the grant to selected full and part-time employees and consultants of the Company and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries of both "incentive stock options" within the meaning of Section 422 of the Code ("ISOs") and options that are non-qualified for federal income tax purposes ("NQSOs"); provided, however, that consultants are eligible for the grant of NQSOs only. The total number of shares of Common Stock for which options may be granted pursuant to the Stock Option Plan is 1,690,500 (3,690,500 if the amendment is approved), of which 80,449 (2,080,449 if the amendment is approved) are available for future grants, subject to certain adjustments reflecting changes in the Company's capitalization. No individual may receive, over the term of the Stock Option Plan, Options for more than an aggregate of 25 percent of the shares authorized for grant under the Stock Option Plan. The Stock Option Plan is currently administered by the Compensation Committee of the Board which is comprised of directors who are not also employees of the Company. The Board of Directors determines, among other things, which employees and consultants will receive options under the Stock Option Plan; the time when options will be granted; the type of option (ISO or NQSO, or both) to be granted, the number of shares subject to each option, the time or times when the options will become exercisable and expire, and, subject to certain conditions discussed below, the option price and duration of the option. Board members administering the Stock Option Plan may vote on any matters affecting the administration of the Plan, except that no member may act upon the granting of an option to himself or herself.

     The exercise price of the options granted under the Stock Option Plan is determined by the Board of Directors, but may not be less than the fair market value per share of the Common Stock on the date the option is granted. If, however, an ISO is granted to any person who, at the time of the grant, owns capital stock possessing more than 10% of the total combined voting power of all classes of the Company's capital stock, then the exercise price for such ISO may not be less than 110% of the fair market value per share of the Common Stock on the date the option is granted. The Board of Directors also determines the method of payment for the exercise of options under the Stock Option Plan, and may consist entirely of cash, check, promissory notes or Common Stock having a fair market value on the date of surrender equal to the aggregate exercise price. The Board of Directors, in its sole discretion, may cooperate with an optionee to complete a cashless exercise transaction.

     Options are not assignable or transferrable other than by will or the laws of descent and distribution. In general, if an employee's employment with or a consultants's engagement by the Company is terminated for any reason, such employee's or consultant's options exercisable on the date of termination are exercisable for three months following the date of termination. If the Board of Directors makes a determination that a terminated employee or consultant engaged in disloyalty to the Company, disclosed proprietary information, is convicted of a felony, or breached the terms of a written confidentiality agreement or non-competition agreement, all unexercised options held by such employee or consultant terminate upon the earlier of the date of such determination or the date of termination. If the employment or service of an employee or consultant terminates because of disability or death, such employee's or consultant's options that are exercisable on the date of disability or death will remain exercisable for 12 months following the date of disability or death; provided, however, that if a disabled employee or consultant commences employment or service with a competitor of the Company during that 12-month period, all options held by the employee or consultant terminate immediately.

     Options issued pursuant to the Stock Option Plan outstanding on the date of a "change in control" of the Company become immediately exercisable on such date. A change in control for purposes of the Stock Option Plan includes the acquisition by any person or entity of the beneficial ownership of 50% or more of the voting power of the Company's stock, the approval by the Company's stockholders of a merger, reorganization or consolidation of the Company in which the Company's stockholders do not own 50% or more of the voting power of the stock of the entity surviving such a transaction, the approval of the Company's stockholders of an agreement of sale of all or substantially all of the Company's assets, and the acceptance by the Company's stockholders of a share exchange in which the Company's stockholders do not own 50% or more of the voting power of the stock of the entity surviving such exchange.

     There are no federal income tax consequences to the Company on the grant or exercise of an ISO. If an employee disposes of stock acquired through the exercise of an ISO within one year after the date such stock is acquired or within two years after the grant of the ISO (a "Disqualifying Disposition"), the Company will be entitled to a deduction in an amount equal to the difference between the fair market value of such stock on the date it is acquired and the exercise price of the ISO. There are no tax consequences to the Company if an ISO lapses before exercise or is forfeited. The grant of a NQSO has no immediate tax consequences to the Company. Upon the exercise of a NQSO by an employee or consultant, the Company is entitled to a deduction in an amount equal to the difference between the fair market value of the share acquired through exercise of the NQSO and the exercise price of the NQSO. There are no tax consequences to the Company if a NQSO lapses before exercise or is forfeited.

     An employee who receives an ISO is not subject to federal income tax on the grant or exercise of the ISO; however, the difference between the option price and the fair market value of the Common Stock received on the exercise of the ISO ("ISO Stock") is an adjustment for purposes of the alternative minimum tax. Upon the exercise of an ISO, an employee will have a basis in the ISO Stock received equal to the amount paid. An employee will be subject to capital gain or loss upon the sale of ISO Stock, unless such sale constitutes a Disqualifying Disposition, equal to the difference between the amount received for the stock and the employee's basis in such. The gain or loss will be long- or short-term, depending on the length of time the ISO Stock was held prior to disposition. There are no tax consequences to an employee if an ISO lapses before exercise or is forfeited.

     In the event of a Disqualifying Disposition, an employee will be required to recognize (1) taxable ordinary income in an amount equal to the difference between the fair market value of the ISO Stock on the date of exercise of the ISO and the exercise price; and (2) capital gain or loss (long- or short-term, as the case may be) in an amount equal to the difference between (a) the amount realized by the employee upon the Disqualifying Disposition and (b) the exercise price paid by the employee for the stock, increased by the amount of ordinary income recognized by the employee, if any. If the disposition generates an allowable loss (e.g., a sale to an unrelated party not within 30 days of purchase of Common Stock), then the amount required to be recognized by the employee as ordinary income will be limited to the excess, if any, of the amount realized on the sale over the basis of the stock.

     The Stock Option Plan allows an employee or consultant to pay an exercise price in cash or shares of the Company's Common Stock. If the employee pays with shares of the Company's Common Stock that are already owned, the basis of the newly acquired ISO Stock will depend on the tax character and number of shares of the previously owned stock used as payment. If an employee pays with shares acquired upon other than the exercise of an ISO ("non-ISO Stock"), the transaction will be tax-free to the extent that the number of shares received does not exceed the number of shares of non-ISO Stock paid. The basis of the number of shares of newly acquired ISO Stock which does not exceed the number of shares of non-ISO Stock paid will be equal to the basis of the shares paid. The employee's holding period with respect to such shares will include the holding period of the shares of non-ISO Stock paid. To the extent that the employee receives more new shares than shares surrendered, the "excess" shares of ISO Stock will take a zero basis. If an employee exercises an ISO by using stock that is previously acquired ISO Stock, however, certain special rules apply. If the employee has not held the previously acquired ISO Stock for at least two years from the date of grant of the related ISO and one year from the date the employee acquired the previously acquired ISO Stock, the use of such ISO Stock to pay the exercise price will constitute a Disqualifying Disposition and subject the employee to income tax with respect to the ISO Stock as described above. In such circumstances, the basis of the newly acquired ISO Stock will be equal to the fair market value of the previously acquired ISO Stock used as payment.

     The grant of a NQSO has no immediate tax consequences to an employee or consultant. The exercise of a NQSO requires an employee or consultant to include in gross income the amount by which the fair market value of the acquired shares exceeds the exercise price on the exercise date. The Company is required to withhold income and employment taxes from an employee's wages on account of this income. The employee's or consultant's basis in the acquired shares will be their fair market value on the date of exercise. Upon a subsequent sale of such shares, the employee or consultant will recognize capital gain or loss equal to the difference between the sales price and the basis in the stock. The capital gain or loss will be long- or short-term, depending on whether the employee or consultant has held the shares for more than one year. There are no tax consequences to an employee or consultant if a NQSO lapses before exercise or is forfeited. If an employee or consultant uses previously owned Common Stock as payment for the exercise price of a NQSO, to the extent the employee or consultant surrenders the same number of shares received, the exchange is tax-free and the new shares will have a basis equal to that of the shares surrendered. The holding period for the new shares will include the period the employee or consultant held the surrendered shares. To the extent the employee or consultant receives more new shares than shares surrendered, the excess shares are treated as having been acquired for no consideration and the fair market value of such excess shares is includible in the employee's or consultant's income as compensation. The basis of the excess shares is their fair market value at the time of receipt. If the previously owned shares consist of ISO Stock for which the holding requirements were not met such that their use as payment of the exercise price constituted a Disqualifying Disposition, the employee will have the income tax consequences described above.

     The Board of Directors has authority to suspend, terminate or discontinue the Stock Option Plan or revise or amend it in any manner with respect to options granted after the date of revision. No such revision, however, can change the aggregate number of shares subject to the Stock Option Plan, change the designation of employees eligible thereunder, or decrease the price at which options may be granted. The Board may not grant any options under the Stock Option Plan after January 2, 2005.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4 TO APPROVE AN AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED THEREUNDER. If no instructions are given on a properly executed and returned proxy, the shares of Common Stock represented thereby will be voted IN FAVOR OF such amendments to the Company's Stock Option Plan.

                                 OTHER BUSINESS

     Management knows of no other matters that will be presented at the Annual Meeting. However, if any other matter properly comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996 accompanies this Proxy Statement.

                             STOCKHOLDER PROPOSALS

     To be eligible for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Stockholders, a proposal intended to be presented by a stockholder for action at that meeting must, in addition to meeting the stockholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than January 23, 1998 by the Secretary of the Company at the Company's principal executive offices, 2070 Chain Bridge Road, Suite 425, Vienna, Virginia 22182.

                                ________________

     THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS, PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED, 2070 CHAIN BRIDGE ROAD, SUITE 425, VIENNA, VIRGINIA 22182.

                              By Order of the Board of Directors

                              K. Paul Singh
                              Chairman of the Board of
                              Directors, President, and Chief
                              Executive Officer

Date:  May 23, 1997
Vienna, Virginia

                                                                      APPENDIX A

                     PRIMUS TELECOMMUNICATIONS GROUP, INC.
                       1997 EMPLOYEE STOCK PURCHASE PLAN

1.   PURPOSE.
     -------

          The Primus Telecommunications Group, Inc. 1997 Employee Stock Purchase Plan (the "Plan") is intended to encourage and facilitate the purchase of Shares of the Common Stock of Primus Telecommunications Group, Inc. (the "Company"), by employees of the Company and any Participating Companies, thereby providing employees with a personal stake in the Company and a long range inducement to remain in the employ of the Company and Participating Companies. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

2.   DEFINITIONS.
     -----------

     a.   "Account" means a bookkeeping account established by the Committee on
           -------
behalf of a Participant to hold Payroll Deductions.

     b.   "Approved Leave of Absence" means a leave of absence that has been
           -------------------------
approved by the applicable Participating Company in such a manner as the Board may determine from time to time.

     c.   "Board" means the Board of Directors of the Company.
           -----

     d.   "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     e.   "Committee" means the Committee appointed pursuant to section 14 of
           ---------
the Plan.

     f.   "Company" means Primus Telecommunications Group, Inc.
           -------

     g.   "Compensation" means an Employee's cash compensation payable for
           ------------
services to a Participating Company during a calendar month.

     h.   "Election Form" means the form acceptable to the Committee which an
           -------------
Employee shall use to make an election to purchase Shares through Payroll Deductions pursuant to the Plan.

     i.   "Eligible Employee" means an Employee who meets the requirements for
           -----------------
eligibility under section 3 of the Plan.

     j.   "Employee" means a person who is an employee of a Participating
           --------
Company.

     k.   "Fair Market Value" means the closing price per Share on the principal
           -----------------
national securities exchange on which the shares are listed or admitted to trading or, if not listed or traded on any such exchange, on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if not listed or traded on any such exchange or system, the fair market value as reasonably determined by the Board, which determination shall be conclusive.

     l.   "Five Percent Owner" means an Employee who, with respect to a
           ------------------
Participating Company, is described in section 423(b) of the Code.

     m.   "Offering" means an offering of Shares to Eligible Employees pursuant
           --------
to the Plan.

     n.   "Offering Commencement Date" means the first day of each month
           --------------------------
beginning on or after adoption of the Plan by the Board, until the Plan Termination Date, provided that the first Offering Commencement Date may be delayed until the first day of the second month after adoption of the Plan, if necessary to permit Participants to make elections in accordance with section 3(e) of the Plan.

     o.   "Offering Period" means the period extending from an Offering
           ---------------
Commencement Date through the following Offering Termination Date.

     p.   "Offering Termination Date" means the last day of each month following
           -------------------------
an Offering Commencement Date.

     q.   "Option Price" means 85 percent of the lesser of:  (1) the Fair Market
           ------------
Value per Share on the Offering Commencement Date, or if such date is not a trading day, then on the next trading day thereafter or (2) the Fair Market Value per Share on the Offering Termination Date, or if such date is not a trading day, then on the next trading day thereafter.

     r.   "Participant" means an Employee who meets the requirements for
           -----------
eligibility under section 3 of the Plan and who has timely delivered an Election Form to the Committee.

     s.   "Participating Company" means, as provided in Schedule A, the Company
           ---------------------
and subsidiaries of the Company, within the meaning of section 424(f) of the Code, if any, that are approved by the Board from time to time and whose employees are designated as Employees by the Board.

     t.   "Payroll Deductions" means amounts withheld from a Participant's
           ------------------
Compensation pursuant to the Plan, as described in section 5 of the Plan.

     u.   "Plan" means Primus Telecommunications Group, Inc. 1997 Employee Stock
           ----
Purchase Plan, as set forth in this document, and as may be amended from time to time.

     v.   "Plan Termination Date" means the earlier of:
           ---------------------

          (1) The Offering Termination Date for the Offering in which the maximum number of Shares specified in section 5 of the Plan have been issued pursuant to the Plan; or

          (2) The date as of which the Board chooses to terminate the Plan as provided in section 15 of the Plan.

     w.   "Shares" means shares of Common Stock of the Company, par value $.01
           ------
per Share.

     x.   "Successor-in-Interest" means the Participant's executor or
           ---------------------
administrator, or such other person or entity to whom the Participant's rights under the Plan shall have passed by will or the laws of descent and distribution.

     y.   "Termination Form" means the form acceptable to the Committee which an
           ----------------
Employee shall use to withdraw from an Offering pursuant to section 8 of the Plan.

3.   ELIGIBILITY AND PARTICIPATION.
     -----------------------------

     a.   Initial Eligibility.  Except as provided in section 3(b) of the Plan,
          -------------------
each Employee shall be eligible to participate in the Plan.

     b.   Ineligibility.  An Employee shall not be eligible to participate in
          -------------
the Plan if such Employee:

          (1)  Is a Five Percent Owner;

          (2)  Is a temporary Employee;

          (3) Has been employed by a Participating Company on a full-time basis for less than a 6-consecutive-month period ending on the last day of the month immediately preceding the effective date of an election to purchase Shares pursuant to the Plan;

          (4) Has not customarily worked more than 20 hours per week during a 24-consecutive-month period ending on the last day of the month immediately preceding the effective date of an election to purchase Shares pursuant to the Plan; or

          (5)  Is restricted from participating under section 3(d) of the Plan.

     c.   Leave of Absence.  For purposes of participation in the Plan, an
          ----------------
Employee on an Approved Leave of Absence shall be deemed to be an Employee for the first 90 days of such Approved Leave of Absence and such Employee's employment shall be deemed to have terminated for purposes of participation under the Plan at the close of business on the 90th day of such Approved Leave of Absence unless such Employee shall have returned to regular non-temporary employment before the close of business on such 90th day. Termination by the Participating Company of an Employee's Approved Leave of Absence, other than termination or return to non-temporary employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and the right to exercise any option. An Approved Leave of Absence shall be considered active employment for purposes of sections 3(b)(3) and 3(b)(4) of the Plan.

     d.   Restrictions on Participation.  Notwithstanding any provisions of the
          -----------------------------
Plan to the contrary, no Employee shall be granted an option to participate in the Plan if:

          (1) Immediately after the grant, such Employee would be a Five Percent Owner; or

          (2) Such option would permit such Employee's rights to purchase stock under all employee stock purchase plans of the Participating Companies which meet the requirements of section 423(b) of the Code to accrue at a rate which exceeds $25,000 in fair market value (as determined pursuant to section 423(b)(8) of the Code) for each calendar year in which such option is outstanding.

     e.   Commencement of Participation.    An Employee who meets the
          -----------------------------
eligibility requirements of sections 3(a) and 3(b) of the Plan and whose participation is not restricted under section 3(d) of the Plan shall become a Participant by completing an Election Form and filing it with the Committee on or before the 15th day of month immediately preceding the Offering Commencement Date for the first Offering to which such Election Form applies. Payroll Deductions for a Participant shall commence on the applicable Offering Commencement Date when his or her authorization for Payroll Deductions becomes effective, and shall end on the Plan Termination Date, unless sooner terminated by the Participant pursuant to section 8 of the Plan.

4.   SHARES PER OFFERING.
     -------------------

     The Plan shall be implemented by a series of Offerings that shall terminate on the Plan Termination Date. Offerings shall be made with respect to Compensation payable for each calendar month of the Company's fiscal year for the period commencing with the first day of the month first occurring on or after adoption of the Plan by the Board and ending with the Plan Termination Date. Shares available for any

Offering shall be the difference between the maximum number of Shares that may be issued under the Plan, as determined pursuant to section 10(a) of the Plan, for all of the Offerings, less the actual number of Shares purchased by Participants pursuant to prior Offerings. If the total number of Shares for which options are exercised on any Offering Termination Date exceeds the maximum number of Shares available, the Committee shall make a pro rata allocation of Shares available for delivery and distribution in as nearly a uniform manner as practicable, and as it shall determine to be fair and equitable, and the unapplied Account balances shall be returned to Participants as soon as practicable following the Offering Termination Date.

5.   PAYROLL DEDUCTIONS.
     ------------------

     a.   Amount of Payroll Deductions.  An Eligible Employee who wishes to
          ----------------------------
participate in the Plan shall file an Election Form with the Committee at least 15 days before the Offering Commencement Date for the first Offering for which such Election Form is effective on which he or she may elect to have Payroll Deductions of such amounts designated by the Committee on the Election Form from time to time made from his or her Compensation on each regular payday during the time he or she is a Participant in the Plan, provided that the rules established by the Committee shall be consistent with section 423(b)(5) of the Code.

     b.   Participants' Accounts.  All Payroll Deductions with respect to a
          ----------------------
Participant pursuant to section 5(a) of the Plan shall be credited to the Participant's Account under the Plan.

     c.   Changes in Payroll Deductions.  A Participant may discontinue his
          -----------------------------
participation in the Plan as provided in section 8(a) of the Plan, but no other change can be made during an Offering, including, but not limited to, changes in the amount of Payroll Deductions for such Offering. A Participant may change the amount of Payroll Deductions for subsequent Offerings by giving written notice of such change to the Committee on or before the 15th day of the month immediately preceding the Offering Commencement Date for the Offering for which such change is effective.

     d.   Leave of Absence.  A Participant who goes on an Approved Leave of
          ----------------
Absence before the Offering Termination Date after having filed an Election Form with respect to such Offering may:

          i. Withdraw the balance credited to his or her Account pursuant to section 8(b) of th e Plan;

          ii. Discontinue contributions to the Plan but remain a Participant in the Plan through the Offering Termination Date;

          iii. Remain a Participant in the Plan during such Approved Leave of Absence through the Offering Termination Date and continue the authorization for the Participating Company to make Payroll Deductions for each payroll period out of continuing payments to such Participant, if any.

6.   GRANTING OF OPTIONS.
     -------------------

     On each Offering Termination Date, each Participant shall be deemed to have been granted an option to purchase a minimum of one (1) Share and a maximum number of Shares that shall be a number of whole Shares equal to the quotient obtained by dividing the balance credited to the Participant's Account as of the Offering Termination Date, by the Option Price.

7.   EXERCISE OF OPTIONS.
     -------------------

     a.   Automatic Exercise.  With respect to each Offering, a Participant's
          ------------------
option for the purchase of Shares granted pursuant to section 6 of the Plan shall be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering.

     b.   Fractional Shares and Minimum Number of Shares.  Fractional Shares
          ----------------------------------------------
shall not be issued under the Plan. Amounts credited to an Account remaining after the application of such Account to the exercise of options for a minimum of one (1) full Share shall be credited to the Participant's Account for the next succeeding Offering, or, at the Participant's election, returned to the Participant as soon as practicable following the Offering Termination Date, without interest.

     c.   Transferability of Option.  No option granted to a Participant
          -------------------------
pursuant to the Plan shall be transferable other than by will or by the laws of descent and distribution, and no such option shall be exercisable during the Participant's lifetime other than by the Participant.

     d.   Delivery of Certificates for Shares.  The Company shall deliver
          -----------------------------------
certificates for Shares acquired on the exercise of options during an Offering Period as soon as practicable following the Offering Termination Date.

8.   WITHDRAWALS.
     -----------

     a.   Withdrawal of Account.  A Participant may elect to withdraw the
          ---------------------
balance credited to the Participant's Account by providing a Termination Form to the Committee at any time before the Offering Termination Date applicable to any Offering.

     b.   Amount of Withdrawal.  A Participant may withdraw all, but not less
          --------------------
than all, of the amounts credited to the Participant's Account by giving a Termination Form to the Committee. All amounts credited to such Participant's Account shall be paid as soon as practicable following the Committee's receipt of the Participant's Termination Form, and no further Payroll Deductions will be made with respect to the Participant.

     c.   Effect of Withdrawal on Subsequent Participation.  A Participant who
          ------------------------------------------------
elects to withdraw from an Offering pursuant to section 8(a) of the Plan shall be deemed to have elected not to participate in each of the four succeeding Offerings following the date on which the Participant gives a Termination Form to the Committee.

     d.   Termination of Employment. Upon termination of a Participant's
          -------------------------
employment for any reason other than death, including termination due to disability or continuation of a leave of absence beyond 90 days, all amounts credited to such Participant's Account shall be returned to the Participant. In the event of a Participant's (1) termination of employment due to death or (2) death after termination of employment but before the Participant's Account has been returned, all amounts credited to such Participant's Account shall be returned to the Participant's Successor-in-Interest.

     e.   Leave of Absence.  A Participant who is on an Approved Leave of
          ----------------
Absence shall, subject to the Participant's election pursuant to section 5(d) of the Plan, continue to be a Participant in the Plan until the end of the first Offering ending after commencement of such Approved Leave of Absence. A Participant who has been on an Approved Leave of Absence for more than 90 days shall not be eligible to participate in any Offering that begins on or after the commencement of such Approved Leave of Absence so long as such leave of absence continues.

9.   INTEREST.
     --------

     No interest shall be paid or allowed with respect to amounts paid into the Plan or credited to any Participant's Account.

10.  SHARES.
     ------

     a.   Maximum Number of Shares.  No more than 2,000,000 Shares may be issued
          ------------------------
under the Plan. Such Shares may be unissued shares or treasury shares of the Company. The number of Shares available for any Offering and all Offerings shall be adjusted if the number of outstanding Shares of the Company is increased or reduced by split-up, reclassification, stock dividend or the like. All Shares issued pursuant to the Plan shall be validly issued, fully paid and nonassessable.

     b.   Participant's Interest in Shares.  A Participant shall have no
          --------------------------------
interest in Shares subject to an option until such option has been exercised.

     c.   Registration of Shares.  Shares to be delivered to a Participant under
          ----------------------
the Plan shall be registered in the name of the Participant.

     d.   Restrictions on Exercise.  The Board may, in its discretion, require
          ------------------------
as conditions to the exercise of any option such conditions as it may deem necessary to assure that the exercise of options is in compliance with applicable securities laws.

11.  EXPENSES.
     --------

     The Participating Companies shall pay all fees and expenses incurred (excluding individual Federal, state, local or other taxes) in connection with the Plan. No charge or deduction for any such expenses will be made to a Participant upon the termination of his or her participation under the Plan or upon the distribution of certificates representing Shares purchased with his or her contributions.

12.  TAXES.
     -----

     The Participating Companies shall have the right to withhold from each Participant's Compensation an amount equal to all Federal, state, city or other taxes as the Participating Companies shall determine are required to be withheld by them. In connection with such withholding, the Participating Companies may make any such arrangements as are consistent with the Plan as it may deem appropriate, including the right to withhold from Compensation paid to a Participant other than in connection with the Plan.

13.  PLAN AND CONTRIBUTIONS NOT TO AFFECT EMPLOYMENT.
     -----------------------------------------------

     The Plan shall not confer upon any Eligible Employee any right to continue in the employ of the Participating Companies.

14.  ADMINISTRATION.
     --------------

     The Plan shall be administered by the Board, which may delegate responsibility for such administration to a committee of the Board (the "Committee"). If the Board fails to appoint the Committee, any references in the Plan to the Committee shall be treated as references to the Board. The Board, or the Committee, shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations deemed necessary or advisable in administering the Plan, with or without the advice of counsel. The determinations of the Board or the Committee on the matters referred to in this paragraph shall be conclusive and binding upon all persons in interest.

15.  AMENDMENT AND TERMINATION.
     -------------------------

     The Board may terminate the Plan at any time and may amend the Plan from time to time in any respect; provided, however, that upon any termination of the Plan, all Shares or Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan shall be distributed to the Participants, provided further, that no amendment to the Plan shall affect the right of a Participant to receive his or her proportionate interest in the Shares or his or her Payroll Deductions (to the extent not yet applied to the purchase of Shares) under the Plan, and provided further that the Company may seek shareholder approval of an amendment to the Plan if such approval is determined to be required by or advisable under the regulations of the Securities or Exchange Commission or the Internal Revenue Service, the rules of any stock exchange or system on which the Shares are listed or other applicable law or regulation.

16.  EFFECTIVE DATE.
     --------------

     The Plan shall be effective on July 1, 1997, subject to approval by the Company's shareholders within one year of the adoption of the Plan by the Board. Any option granted before the approval of the Plan by the Company's shareholders shall be expressly conditioned upon such approval, and no Share certificates shall be issued until such approval. If shareholder approval is not received within 12 months before or after the date of the initial adoption of the Plan by the Board, no Share certificates shall be issued with respect to any automatic exercises which may have occurred pursuant to section 7 of the Plan, and all amounts credited to Participants' Accounts with respect to such Shares shall be returned to Participants as soon as administratively practicable.

17.  GOVERNMENT AND OTHER REGULATIONS.
     --------------------------------

     a.   In General. The purchase of Shares under the Plan shall be subject to
          ----------
all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

     b.   Securities Law.  The Committee shall have the power to make each grant
          --------------
under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

18.  NON-ALIENATION.
     --------------

     No Participant shall be permitted to assign, alienate, sell, transfer, pledge or otherwise encumber his interest under the Plan prior to the distribution to him of Share certificates. Any attempt at assignment, alienation, sale, transfer, pledge or other encumbrance shall be void and of no effect.

19.  NOTICES.
     -------

     Any notice required or permitted hereunder shall be sufficiently given only if delivered personally, telecopied, or sent by first class mail, postage prepaid, and addressed:

     If to the Company:
     -----------------

     Primus Telecommunications Group, Inc.
     2070 Chain Bridge Road
     Suite 425
     Vienna, VA  22182
     Fax:(703) 902-2877
     Attention:  Employee Stock Purchase Plan Committee

     Or  any other address provided pursuant to written notice.

     If to the Participant:
     ---------------------

     At the address on file with the Company from time to time, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

20.  SUCCESSORS.
     ----------

     The Plan shall be binding upon and inure to the benefit of any successor, successors or assigns of the Company.

21.  SEVERABILITY.
     ------------

     If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan which shall continue in full force and effect.

22.  ACCEPTANCE.
     ----------

     The election by any Eligible Employee to participate in this Plan constitutes his or her acceptance of the terms of the Plan and his or her agreement to be bound hereby.

23.  APPLICABLE LAW.
     --------------

     This Plan shall be construed in accordance with the laws of the Commonwealth of Virginia, to the extent not preempted by applicable Federal law.

     IN WITNESS WHEREOF, the foregoing Plan is adopted this 21st day of March, 1997.

[CORPORATE SEAL]                      PRIMUS TELECOMMUNICATIONS GROUP, INC.


ATTEST:  ________________________   By:  __________________________________

                                  SCHEDULE A

                            PARTICIPATING COMPANIES
                            -----------------------


Primus Telecommunications Group, Inc.
Primus Telecommunications, Inc.

                                                                      APPENDIX B

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                               STOCK OPTION PLAN

                     ORIGINALLY EFFECTIVE JANUARY 2, 1995

                AMENDED AND RESTATED EFFECTIVE MARCH 21, 1997
                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                               STOCK OPTION PLAN


          Section 1.  Purposes.
                      --------

          The purposes of the Plan are (a) to recognize and compensate selected employees and consultants of the Company and its Subsidiaries who contribute to the development and success of the Company and its Subsidiaries; (b) to maintain the competitive position of the Company and its Subsidiaries by attracting and retaining employees and consultants; and (c) to provide incentive compensation to such employees and consultants based upon the Company's performance as measured by the appreciation in Common Stock. The Options granted pursuant to the Plan are intended to constitute either incentive stock options within the meaning of Section 422 of the Code, or non-qualified stock options, as determined by the Board or the Committee at the time of grant. The type of Options granted will be specified in the Option Agreement between the Company and the recipient of the Options. The terms of this Plan shall be incorporated in the Option Agreement to be executed by the Optionee.

          Section 2.  Definitions.
                      -----------

          (a) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

          (b) "Change of Control" shall mean the occurrence of any of the following events:

                  (i) The acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) of "Beneficial Ownership" (as the term beneficial ownership is used for purposes of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this Section 2(b)(i), the Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial Ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

                  (ii) Approval by shareholders of the Company of (A) a merger, reorganization or consolidation involving the Company if the shareholders of the Company immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, reorganization or consolidation, or (B) (1) a complete liquidation or dissolution of the

Company or (2) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

                  (iii) Acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from or surviving such share exchange in substantially the same proportion as the ownership of the Voting Securities outstanding immediately before such share exchange.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event, in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be made hereunder by, the Board.

          (e) "Company" shall mean, Primus Telecommunications Group, Incorporated, a Delaware corporation.

          (f) "Common Stock" shall mean common stock of the Company, $.01 par value per share.

          (g) "Disability" or "Disabled" shall mean the inability of a Participant or Optionee, as the case may be, to perform his or her normal employment duties for the Company resulting from a mental or physical illness, impairment or any other similar occurrence which can be expected to result in death or which has lasted or can be expected to last for a period of twelve (12) consecutive months, as determined by the Board of Directors.

          (h) "Employee" shall mean any person (including officers) employed by the Company or any Subsidiary. Additionally, solely for purposes of determining the persons eligible under the Plan to be granted Options, which Options shall be limited to non-qualified stock options, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include consultants to the Company; provided, however, that a director of the Company or any Subsidiary shall not be considered to be an Employee of the Company or any Subsidiary for purposes of this Plan solely by reason of serving as such director or receiving compensation from the Company or any Subsidiary for serving as such director.

          (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as in effect from time to time.

          (j) "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 7 hereof.

          (k) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, determine from time to time whether the regulations under
Section 162(m) of the Code shall apply for purposes of determining which individuals are "Non-Employee Directors."

          (l) "Option" shall mean an incentive stock option or non-qualified stock option to purchase Common Stock that is granted pursuant to the Plan.

          (m) "Option Agreement" shall mean a written agreement in such form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

          (n) "Optionee" shall mean a Participant to whom an Option is granted.

          (o)     "Participant" shall mean each Employee.

          (p) "Plan" shall mean the Primus Telecommunications Group, Incorporated Stock Option Plan, as amended from time to time.

          (q) "Proprietary Information" shall mean any and all confidential, proprietary, business and technical information or trade secrets of the Company or of any Subsidiary or affiliate of the Company revealed, obtained or developed in the course of Optionee's employment with the Company or in the course of Optionee's performance of services for the Company in any other capacity. Such Proprietary Information shall include but shall not be limited to, methods of production and manufacture, research, marketing and development plans and efforts, cost information, pricing information, marketing methods and plans, identities of customers and suppliers, the Company's relationship with actual or potential customers and the needs and requirements of any such actual or potential customers, and any other confidential information relating to the business of the Company. Proprietary Information shall not include (i) such information as may be necessary or appropriate for an Optionee to disclose in the course of his employment or engagement for the effective and efficient discharge of his duties as an employee or consultant of the Company or as may be required by law to be disclosed; and (ii) such information as is readily available to the general public so long as such information did not become available to the general public as a direct or indirect result of Optionee's breach of his obligation to maintain confidentiality.

          (r) "Securities Act" shall mean the Securities Act of 1933, as in effect from time to time.

          (s)     "Shares" shall mean shares of Common Stock.

          (t) "Stock Purchase Agreement" shall mean an agreement in such form as the Board may from time to time approve, which an Optionee may be required to execute as a condition of purchasing Shares upon exercise of an Option.

          (u) "Subsidiary" shall mean a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Sections 424(f) and
(g) of the Code.

          Section 3.  Participation.
                      -------------

          The Board may grant Options at any time and from time to time to Participants who shall be selected by the Board. Options may be granted only to Participants. Any grant of Options may include or exclude any Participant, as the Board shall determine in its sole discretion. A Participant who has been granted an Option, if he or she is otherwise eligible, may be granted additional Options.

          Section 4.  Administration.
                      --------------

          (a)     Procedure.  The Plan shall be administered by the Board or a
                  ---------
Committee consisting of not less than two persons appointed by the Board. Members of the Board or the Committee who are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the granting of Options to himself or herself.

          If a Committee is appointed by the Board, the Committee shall have the power to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          In the event the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Plan shall be administered either by the Board, or by a Committee, appointed in the same manner and subject to the same terms as provided in this subsection (a), provided that said Committee shall consist of not less than two persons, each of whom is a Non-Employee Director.

          (b)     Powers of the Board and the Committee.  Subject to the
                  -------------------------------------
provisions of the Plan, the Board or its Committee shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the Fair Market Value per Share in accordance with Section 7 of the Plan; (iii) to determine the exercise price of the Options to be granted in accordance with Sections 6 and 7 of the Plan; (iv) to determine the Participants to whom, and the time or times at which, Options shall be granted, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option granted under the Plan, each Option Agreement and each Stock Purchase Agreement (which need not be identical with the terms of other Options, Option Agreements and Stock Purchase Agreements), (vii) to modify or amend any Option, Option Agreement or Stock Purchase Agreement, including, without limitation, to accelerate the exercise date of any Option or to change the termination date of any Option, (viii) to determine whether any Participant will be required to execute a Stock Purchase Agreement or other agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement;
(ix) to interpret the Plan or any agreement entered into with respect to the grant or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the grant or exercise thereof; and (xii) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

          (c)     Effect of the Board's or Committee's Decision.  All decisions,
                  ---------------------------------------------
determinations and interpretations of the Board or the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          (d)     Limitation of Liability.  Notwithstanding anything herein to
                  -----------------------
the contrary, no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option granted hereunder.

          Section 5.  Stock Subject to the Plan.
                      -------------------------

          Subject to this Section 5 and to the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,690,500. Options may be either incentive stock options or non-qualified stock options, as determined by the Board. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares subject to such Option shall, unless the Plan shall have been terminated, return to the Plan and become available for future grant under the Plan. Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, Options for more than an aggregate of 25 percent of the Shares authorized for grant under the Plan.

          Section 6.  Terms and Conditions of Options.
                      -------------------------------

          Each Option granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, and shall contain the following terms and conditions:

          (a)     Number of Shares.  The number of shares subject to the Option.
                  ----------------

          (b)     Option Price.  The price per share payable on the exercise of
                  ------------
any Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value per share of the Common Stock on the date such option is granted, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an incentive stock Option shall be granted under this Plan to any person who, at the time of the grant of such Option, owns capital stock possessing more than 10% of the total combined voting power of all classes of the Company's capital stock, the price per share payable upon exercise of such incentive stock Option shall be no less than 110 percent (110%) of the Fair Market Value per share of the Common Stock on the date such Option is granted.

          (c)     Consideration.  The consideration to be paid for the Shares to
                  -------------
be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory notes or Shares having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject which is approved by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

                  (i) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Board, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with Section 1274(d) of the Code as of the date of exercise. In such an instance, the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

                  (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned Shares, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the Shares used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Optionee has good and marketable title to such

Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the Payment Shares shall be the Fair Market Value of such Payment Shares on the date of exercise as determined by the Board in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of incentive stock options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised incentive stock options may have, by such action, lost their status as incentive stock options, and the Optionee may have to recognize ordinary income for tax purposes as a result.

                  (iii) To the extent permitted under the Section 16b-3 of the Exchange Act, and in the sole discretion of the Committee, the Company may cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to a securities broker, who is a registered securities broker acceptable to the Company and who agrees to effect such cashless exercise, instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

          (d)     Form of Option.  The Option Agreement will state whether the
                  --------------
Option granted is an incentive stock option or a non-qualified stock option, and will constitute a binding determination as to the form of Option granted.

          (e)     Exercise of Options.  Any Option granted hereunder shall be
                  -------------------
exercisable at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement, including an executed Stock Purchase Agreement. Full payment may consist of such consideration and method of payment allowable under Section 6 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 8 of the Plan.

          As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (f)     Term and Vesting of Options.
                  ---------------------------

                  (i) Notwithstanding any other provision of this Plan, no Option shall be (A) granted under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten
(10) years from the date of grant.

                  (ii) No Option granted to any Optionee shall be treated as an incentive stock option, to the extent such Option would cause the aggregate Fair Market Value (determined as of the date of grant of each such Option) of the Shares with respect to which incentive stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an incentive stock Option would cause the aggregate Fair Market Value of the stock to exceed the $100,000 limitation, such incentive stock Options shall be taken into account in the order granted. For purposes of this subsection, incentive stock Options include all incentive stock options under all plans of the Company that are incentive stock option plans within the meaning of Section 422 of the Code.

                  Except as provided in Section 6(g)(iv), Options granted hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board shall determine, which schedule shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

          (g)     Termination of Options.
                  ----------------------

                  (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

                  (ii) Except as otherwise provided herein or in the Option Agreement, upon the termination of the Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship.

                  (iii) Except as otherwise provided herein or in the Option Agreement, upon the Disability or death of an Optionee while employed or otherwise engaged by the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or, in the case of death, by his executor(s) or administrator(s); provided, however, that if such disabled Optionee shall commence any employment during such one (1) year period with a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof.

                  (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

          (h)     Forfeiture.  Notwithstanding any other provision of this Plan,
                  ----------
if the Optionee's employment or engagement is terminated by the Company and the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or (ii) has been convicted of a felony or (iii) has disclosed any Proprietary Information without the consent of the Company or (iv) has breached the terms of any written confidentiality agreement or any non-competition agreement with the Company in any material respect, all unexercised Options held by such Optionee shall terminate upon the earlier of the date of termination of employment or engagement for "cause" or the date of such a finding.

          Section 7.  Determination of Fair Market Value of Common Stock.
                      ---------------------------------------------------

          (a) Except to the extent otherwise provided in this Section 7, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

          (b) In the event that Shares are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ")), as applicable or, if there is no trading on such date, on the next preceding trading date. In the event Shares are listed on a national or regional securities exchange or traded in the NASDAQ National Market System, the Fair Market Value of a share of Common Stock shall be the closing price of a share of Common Stock on the exchange or on NASDAQ/NMS, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next preceding trading date.

          (c) "Adjusted Fair Market Value" shall mean in the event of a Change of Control, the greater of (A) the highest price per share of Common Stock paid or payable to holders of the Common Stock in any transaction (or series of transactions) constituting or resulting (or as to which approval by shareholders of the Company constitutes or results) in the Change of Control or
(B) the highest Fair Market Value of a share of Common Stock on any business day during the ninety (90) day period ending on the date of the Change of Control.

          Section 8.  Adjustments.
                      -----------

          (a) Subject to required action by the shareholders, if any, the number of shares of Common Stock as to which Options may be granted under this Plan and the number of shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

          (b) No fractional shares of Common Stock shall be issuable on account of any action mentioned in paragraph 8(a) above, and the aggregate number of shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

          Section 9.   Rights as a Shareholder.
                       -----------------------

          The Optionee shall have no rights as a shareholder of the Company and shall have neither the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised.

          Section 10.  Time of Granting Options.
                       ------------------------

          The date of grant of an Option shall, for all purposes, be the date on which the Board authorizes the granting of such Option. Notice of the grant shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

          Section 11.  Modification, Extension and Renewal of Option.
                       ---------------------------------------------

          Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Option which adversely affects an Optionee shall be made without the consent of such Optionee, and (b) no incentive stock Option may be modified, extended or renewed if such action would cause it to cease to be an "incentive stock option" under the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action.

          Section 12.  Conditions to Issuance of Shares Upon Exercise.
                       ----------------------------------------------

          (a) The obligation of the Company to issue and sell Shares to an Optionee upon the exercise of an Option granted under the Plan is conditioned upon (i) the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue and sell such Shares, and (ii) such issuance and sale complying with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

          (b) At the option of the Board, the obligation of the Company to issue and sell Shares to an Optionee upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties and agreements of the Optionee set forth in the Stock Purchase Agreement. Among other representations, warranties, restrictions and agreements, the Optionee may be required to represent and agree that the purchase of Shares of Common Stock under the Option Agreement shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless such Shares have been registered under the Securities Act in connection with the sale or other transfer, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer is exempt from registration under the Securities Act, and unless said sale or other transfer is in compliance with any other applicable laws, rules and regulations including all applicable federal and state securities laws, rules and regulations. Unless the Shares subject to an Option are registered under the Securities Act, the certificates representing all Shares issued upon exercise of such Option shall contain the following legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT
          BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
          AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS.

          THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN
          ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

          Section 13.  Transferability.
                       ---------------

          No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Optionee's Options shall be exercisable only by such Optionee, or in the event of his or her legal incapacity, then by the Optionee's legal representative.

          Section 14.  Other Provisions.
                       ----------------

          The Option Agreement and Stock Purchase Agreement may contain such other provisions as the Board of Directors in its discretion deems advisable and which are not inconsistent with the provisions of this Plan.

          Section 15.  Change of Control.
                       ------------------

          (a) For purposes of the Plan, "Option Cancellation Date" shall mean, as to each Option, the later of: (i) the first business day after the expiration of a period of six (6) months from the date of grant of the Option;
(ii) in the event of a Change of Control as defined in Section 2(b)(ii)(A) or 2(b)(ii)(B)(2), the date on which the transaction approved by shareholders of the Company (as provided in Section 2(b)(ii)) is consummated; and (iii) in the event of a Change of Control as defined in Section 2(b)(i) or 2(b)(iii), the first business day after the expiration of a period of sixty (60) days after the occurrence of such event.

          (b) Upon a Change of Control, all Options (whenever granted) outstanding on the date of such Change of Control shall be or become immediately and fully exercisable.

          (c) In the event of a Change of Control as defined in Section 2(b)(i), 2(b)(ii)(A), 2(b)(ii)(B)(2) or 2(b)(iii), all Options (whenever granted) outstanding on the Option Cancellation Date which are not exercised on or before the Option Cancellation Date shall be canceled on such date by the Company, and the Company shall on such date pay to each holder of each such canceled Option a cash amount equal to the excess, if any, in respect of each Option canceled, of (i) the greater of (A) the Fair Market Value of the shares of Common Stock subject to the Option on the business day immediately preceding the Option Cancellation Date or (B) the Adjusted Fair Market Value of the Common Stock subject to the Option over (ii) the aggregate purchase price which would have been payable for such shares of Common Stock pursuant to the Option had the Option not been canceled.

          Section 16.  Amendment of the Plan.
                       ---------------------

          Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the shareholders, no such revision or amendment may change the aggregate number of Shares for which Options may be granted hereunder, change the designation of the class of employees eligible to receive Options or decrease the price at which Options may be granted.

          Any other provision of this Section 16 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the incentive stock Options or the non-qualified stock Options available under the Plan continue to be treated as such, respectively, under the law.

          Section 17.  Application of Funds.
                       --------------------

          The proceeds received by the Company from the sale of shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Company.

          Section 18.  No Obligation to Exercise Option.
                       --------------------------------

          The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

          Section 19.  Reservation of Shares.
                       ---------------------

          The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          Section 20.  Taxes, Fees, Expenses and Withholding of Taxes.
                       ----------------------------------------------

          (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

          (b) The grant of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the grant or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee, as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law.

          Section 21.  Notices.
                       -------

          Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Participant or his or her transferee (upon the transfer of the Shares purchased upon exercise) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

          Section 22.  No Enlargement of Optionee Rights.
                       ---------------------------------

          This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment or service of any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Optionee thereof at any time, subject to applicable law. No Optionee shall have any right to or interest in Options authorized hereunder prior to the grant thereof to such Optionee, and upon such grant he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

          Section 23.  Invalid Provisions.
                       ------------------

          In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

          Section 24.  Applicable Law.
                       --------------

          This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

          Section 25.  Effective Date.
                       --------------

          This Plan shall become effective on the date that it is adopted by the Board; provided, however, that it shall not be an incentive stock option plan if
       --------  -------
it is not approved, within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of Company's outstanding voting shares is present, either in person or by proxy. The Board may make grant Options hereunder prior to approval of the Plan or approval of any material amendment thereto; provided, however, that any and all incentive stock Options so granted
         --------  -------
automatically shall be converted into non-qualified stock Options if the Plan or any material amendment is not approved by shareholders within 365 days of its adoption.

                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned, revoking all previous proxies, hereby appoints K. Paul Singh and John F. DePodesta, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on July 14, 1997, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF MESSRS. FIALKOV AND HERSHBERG AS DIRECTORS AND IN FAVOR OF PROPOSALS 2, 3, AND 4.

1.   Election of Directors:

     [_] FOR the nominees listed below    [_] WITHHOLD AUTHORITY to vote for
                                              the nominees listed below

     Nominees: For a three-year term expiring at the 2000 Annual Meeting  --
               Herman Fialkov and David E. Hershberg

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), WRITE THE NAME(S) OF SUCH NOMINEE(S) ON THE LINE BELOW.)

      __________________________________________________________________


2. Ratification of appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 1997:

          [_] FOR        [_] AGAINST       [_] ABSTAIN



3.   Approval of the adoption of Company's Employee Stock Purchase Plan:

          [_] FOR        [_] AGAINST       [_] ABSTAIN



4. Approval of an amendment to the Company's Stock Option Plan to increase the number of shares reserved for issuance upon exercise of options granted thereunder:

          [_] FOR        [_] AGAINST       [_] ABSTAIN



  PLEASE DATE AND SIGN YOUR PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED (1) "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF, (2) "FOR" RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997, (3) "FOR" APPROVAL OF THE ADOPTION OF COMPANY'S EMPLOYEE STOCK PURCHASE PLAN, AND (4)"FOR" APPROVAL OF AN AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED THEREUNDER. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


                         __________________________________________________
                         Signature of Stockholder


                         __________________________________________________
                         Signature of Stockholder


                         Date:_____________________________, 1997

                         NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEAR ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.